UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

     FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 19th, 2007

VisualMED Clinical Solutions Corp.
(Exact name of registrant as specified in its charter)

NEVADA	000-33191	88-0436055
(State or other jurisdiction
of incorporation)	(Commission File No.)	(IRS Employer ID)

1035 Laurier Street West
Montreal, Quebec H2V 2L1
(Address of principal executive offices and Zip Code)

     (514) 274-1115
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR [ x ] 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

VisualMED Clinical Solutions Corp. (NASDAQ OTCBB: VMCS) (Frankfurt: VA6.F) (the “Company”) announces that its VisualONCOLOGY system has been purchased by the Segal Cancer Center, a unit of the Sir Mortimer B. Davis Jewish General Hospital, a McGill University teaching affiliate. The Segal Cancer Center, one of Canada’s largest oncology patient treatment institutions will begin immediate implementation which is expected to be completed next January. VisualONCOLOGY is a clinical information system that supports comprehensive documentation of clinical cancer care and includes decision support and other components specific to the practice of oncology.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rd day of July, 2007.

VisualMED Clinical Solutions Corp.

By:	/s/ Gerard Dab
Gerard Dab, Chairman, CEO